UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2022

LONGWEN GROUP CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-11596	95-3506403
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Rm 219, No. 25 Caihe Rd Shangcheng Dist., Hangzhon, Zhejiang Province, China	310002
(Address of principal executive offices)	(Zip Code)

+86 0571-87099979

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

In this Current Report on Form 8-K, “Company,” “us,” “LWLW,” and “our” refer to Longwen Group Corp., unless the context requires otherwise.

FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates” and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

Item 2.01 Completion of Acquisition or Disposition of Assets

On September 28, 2022, the Company and its wholly-owned subsidiary, Hangzhou Longwen Enterprise Management Co. Ltd, (“Hangzhou Longwen”, or the “Buyer”) closed an Asset Purchase and Sale Agreement (the “Agreement”) with Huiling Ye, an individual (the “Seller”) for the purchase of an office from the Seller, pursuant to the Agreement dated on September 26, 2022. The office is 1,274.99 sq. ft and is located at Rm 2018, Huanyuan Tian’ebao, No.539 Xixi Road, Xihu District, Hangzhou City, Zhejiang Province, China. The purchase price is 2,651,780 shares of the common stock of the Company, valued at USD $0.10 per share or total amount of USD $265,178. Payment will be made by delivering a stock certificate in the amount of 2,651,780 shares of the Company’s common shares to the Seller.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the document, which is filed as an exhibit to this report and is incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
10.1	Asset Purchase and Sale Agreement between the Company, Hangzhou Longwen and Huiling Ye dated September 26, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONGWEN GROUP CORP.

Dated: September 30, 2022	By: /s/ Xizhen Ye
Xizhen Ye
Chief Executive Officer